Van Kampen Trust for Investment Grade New York Municipals
                          Item 77(O) 10F-3 Transactions
                         May 1, 2004 - October 31, 2004



 Security  Purcha   Size   Offeri    Total    Amount   % of    % of
Purchased    se/     of      ng    Amount of    of    Offeri   Fund   Brokers
            Trade  Offeri  Price   Offering   Shares    ng      s
            Date     ng      of               Purcha  Purcha   Tota
                           Shares               sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
Commonwea  5/13/0    -     $97.67 $1,192,295  2,000,   0.17%   1.27   Goldman,
  lth of      4                      ,000       000             %     Sachs &
  Puerto                                                              Co., JP
   Rico                                                               Morgan,
  Public                                                               Morgan
Improveme                                                             Stanley,
    nt                                                                Samuel A
                                                                     Ramirez &
                                                                     Co., Inc.,
                                                                      Banc of
                                                                      America
                                                                     Securities
                                                                        LLC,
                                                                       Lehman
                                                                     Brothers,
                                                                      Wachovia
                                                                       Bank,
                                                                      National
                                                                     Associatio
                                                                         n,
                                                                     Citigroup,
                                                                      Merrill
                                                                      Lynch &
                                                                        Co.,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                      , Inc.,
                                                                        UBS
                                                                     Financial
                                                                      Services
                                                                        Inc.

                                                                       Bear,
                                                                     Stearns &
                                                                     Co., Inc.,
 New York  10/28/    -     $107.8 $1,869,010  1,500,   0.08%   0.90  Citigroup,
Sales Tax    04              8       ,000       000             %    M.R. Beal
  Asset                                                              & Company,
Receivabl                                                            Remirez &
    e                                                                Co., Inc.,
Corporati                                                             ABN Amro
    on                                                               Financial
                                                                     Services,
                                                                     Apex Pryor
                                                                     Securities
                                                                       , CMI
                                                                      Capital
                                                                       Market
                                                                     Investment
                                                                      , First
                                                                      American
                                                                     Municipals
                                                                       , Legg
                                                                     Mason Wood
                                                                       Walker
                                                                     Incorporat
                                                                        ed,
                                                                      Prager,
                                                                      Sealy &
                                                                     Co., LLC,
                                                                        SWS
                                                                     Securities
                                                                     , Goldman,
                                                                      Sachs &
                                                                        Co.,
                                                                       Lehman
                                                                     Brothers,
                                                                       First
                                                                       Albany
                                                                      Capital
                                                                       Inc.,
                                                                      Merrill
                                                                      Lynch &
                                                                        Co.,
                                                                     Roosevelt
                                                                      & Cross
                                                                     Incorporat
                                                                        ed,
                                                                     Advest/Leb
                                                                      enthal,
                                                                      Banc of
                                                                      America
                                                                     Securities
                                                                        LLC,
                                                                      Commerce
                                                                      Capital
                                                                      Markets,
                                                                       Inc.,
                                                                      Jackson
                                                                     Securities
                                                                       , Loop
                                                                      Capital
                                                                      Markets,
                                                                        LLC,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                      , Inc.,
                                                                        UBS
                                                                     Financial
                                                                     Services,
                                                                      Inc., JP
                                                                      Morgan,
                                                                       Morgan
                                                                      Stanley,
                                                                      Siebert
                                                                      Branford
                                                                       Shank,
                                                                        A.G.
                                                                      Edwards,
                                                                     CIBC World
                                                                      Markets,
                                                                      Fidelity
                                                                      Capital
                                                                      Markets,
                                                                       Janney
                                                                     Montgomery
                                                                       Scott,
                                                                      Popular
                                                                     Securities
                                                                     , RBC Dain
                                                                      Rauscher
                                                                       Inc.,
                                                                      Wachovia
                                                                        Bank
                                                                      National
                                                                     Associatio
                                                                         n